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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 27, 2000 (April 16, 2000)

                              --------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)

     MISSISSIPPI                      0-10826                   64-0659571
----------------------      ---------------------------  -----------------------
   (State or Other           (Commission File Number)       (I.R.S. Employer
   Jurisdiction of                                        Identification Number)
   Incorporation)

             ONE MISSISSIPPI PLAZA
              TUPELO, MISSISSIPPI                      38804
          --------------------------             ----------------
            (Address of Principal                   (Zip Code)
             Executive Offices)


                                 (662) 680-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)



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ITEM 5. OTHER EVENTS

         BancorpSouth, Inc. and First United Bancshares, Inc. have entered into an Agreement and Plan of Merger, dated as of April 16, 2000 (the "Merger Agreement"), pursuant to which First United Bancshares, Inc. is to merge with and into BancorpSouth, Inc. upon the terms and subject to the conditions set forth in the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:


Exhibit Number      Description
--------------      -----------
99.1                Agreement and Plan of Merger, dated as of April 16, 2000,
                    between BancorpSouth, Inc. and First United Bancshares, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BANCORPSOUTH, INC.

                                     By:   /s/ L. NASH ALLEN, JR.
                                          --------------------------------------
                                          L. Nash Allen, Jr.
                                          Treasurer and Chief Financial Officer


Date:  April 27, 2000


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                                  EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------
99.1                Agreement and Plan of Merger, dated as of April 16, 2000,
                    between BancorpSouth, Inc. and First United Bancshares, Inc.
